Exhibit 10.28

EXECUTION VERSION

THIRD AMENDMENT, dated as of February 19, 2016 (this “Third Amendment”) to the AMENDED AND RESTATED NOTE PURCHASE AGREEMENT, dated as of July 13, 2010 (as heretofore amended, restated, supplemented and otherwise modified, the “Agreement”), between TRANSMISSION AND DISTRIBUTION COMPANY, L.L.C. (the “Company”), a Texas limited liability company and the holders of the notes party thereto, as purchasers thereunder (the “Holders”).  Capitalized terms used but not otherwise defined in this Third Amendment shall have the meanings set forth in the Agreement (as amended hereby) and the rules of interpretation set forth therein (as amended hereby) shall apply to this Third Amendment.

W I T N E S S E T H:

WHEREAS, the Company and the Holders are parties to the Agreement;

WHEREAS, the Company has requested that the Holders amend the Agreement, as more fully described herein; and

WHEREAS, each Holder party hereto (such Holders constituting the Required Holders) is willing to agree to such amendment, but only upon the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.Amendments to the Agreement.

(a) Schedule B of the Agreement is hereby amended by deleting the definition of “Wholly-Owned Subsidiary” in its entirety and replacing the same with the following:

“Wholly-Owned Subsidiary” means, at any time, any Subsidiary at least 90% of all of the common equity and voting interests of which are owned by any one or more of the Company and the Company’s other Wholly-Owned Subsidiaries.

(b) Section 10.10 of the Agreement is hereby amended by deleting the penultimate sentence thereof in its entirety and replacing the same with the following:

“Notwithstanding this Section 10.10, the Company may, without the consent of the Purchasers, amend the Company Agreement and/or exercise its voting rights and other rights as a member of SDTS as may be required to facilitate or implement any of the following:

(a) to reflect the contribution of additional capital by the Member;

(b) to reflect changes to SDTS’s operating agreement or other organizational documents permitted under Section 10.12 of the SDTS 2010 Note Purchase Agreement;

(c) to reflect a change that is of an inconsequential nature and does not adversely affect any Holders in any material respect, or to cure any ambiguity, or correct or supplement any provision, not inconsistent with law or with the provisions of this Agreement; and

(d) to satisfy any requirements, conditions, or guidelines contained in any order, directive, opinion, ruling or regulation of a Federal or state agency or contained in Federal or state law.”

2.Conditions to Third Amendment Effective Date.  This Third Amendment shall become effective upon the date the Holders shall have received counterparts of this Third Amendment, duly executed and delivered by the Company and the other Holders.

3.Representations and Warranties to the Holders.  In order to induce the Holders to enter into this Third Amendment, the Company hereby represents and warrants as follows:

(i)

The Company has the limited liability power and authority to execute and deliver this Third Amendment and to carry out the terms and provisions of this Third Amendment and the Agreement, as amended hereby, and has taken all necessary limited liability company action to authorize the execution and delivery by the Company of this Third Amendment and the performance under this Third Amendment and the Agreement, as amended hereby.  The Company has duly executed and delivered this Third Amendment, and this Third Amendment constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(ii)

The execution and delivery by the Company of this Third Amendment  and the performance under this Third Amendment and the Agreement, as amended hereby, do not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or limited partnership or limited liability company agreement, or any other agreement or instrument to which the Company is bound or by which the Company or any of its properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company.

(iii)

No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution or delivery by the Company of this Third Amendment or the performance under this Third Amendment and the Agreement, as amended hereby.

(iv)	No Default or Event of Default has occurred and is continuing on the date hereof after giving effect to the transactions contemplated herein.

4.Continuing Effect of Financing Documents.  Except as expressly set forth herein, this Third Amendment  shall not constitute an amendment or waiver of any provision of the Agreement and shall not be construed as an amendment, waiver or consent to any further or future action on the part of the Company that would require an amendment, waiver or consent of the Holders.  Except as expressly amended hereby, the provisions of the Agreement are and shall remain in full force and effect.  This Third Amendment shall be deemed a Financing Document for purposes of the Agreement.

5.Fees.  In accordance with Section 15.1 of the Agreement, the Company shall have paid the fees, charges and disbursements of the Holders’ special counsel in connection with this Third Amendment.

6.Counterparts.  This Third Amendment may be executed by one or more of the parties hereto on any number of separate counterparts (including by facsimile), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page to this Third Amendment by facsimile or electronic transmission shall be as effective as the delivery of a manually executed counterpart of this Third Amendment.

7.Severability.  Any provision of this Third Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

8.Integration.  This Third Amendment and the other Financing Documents represent the agreement of the Company and the Holders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by any Holder relative to the subject matter hereof not expressly set forth or referred to herein or in the other Financing Documents.

9.GOVERNING LAW.  THIS THIRD AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[Signatures of Following Page]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered by their property and duly authorized officers as of the day and year first above written.

TRANSMISSION AND DISTRIBUTION
COMPANY, L.L.C.

By:	/s/ Kristin Boyd
Name:	Kristin Boyd
Title:	Vice President and Treasurer

Signature Page
Third Amendment

THE PRUDENTIAL INSURANCE COMPANY
OF AMERICA

By:	/s/ Richard Carrell
Name:	Richard Carrell
Title:	Vice President

PRUDCO LIFE INSURANCE COMPANY

By:	/s/ Richard Carrell
Name:	Richard Carrell
Title:	Vice President

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

By:	PGIM, Inc.,
as investment manager

By:	/s/ Richard Carrell
Name:	Richard Carrell
Title:	Vice President

Signature Page
Third Amendment